UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 30, 2025

HALOZYME THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 001-32335

Delaware	88-0488686
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

12390 El Camino Real
San Diego
California	92130
(Address of principal executive offices)	(Zip Code)

(858) 794-8889

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HALO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 30, 2025, Halozyme Therapeutics, Inc., a Delaware corporation (“Halozyme”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Elektrofi, Inc., a Delaware corporation (“Elektrofi”), Erraid Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Halozyme (“Merger Sub”), and Shareholder Representative Services LLC, a Colorado limited liability company (the “Securityholders’ Representative”), solely in its capacity as the Securityholders’ Representative, pursuant to which Merger Sub will be merged with and into Elektrofi (the “Merger”), with Elektrofi surviving as a wholly-owned subsidiary of Halozyme.

Pursuant to the Merger Agreement, Halozyme will pay (i) aggregate upfront consideration of $750 million in cash, subject to customary adjustments for Elektrofi’s debt, cash, transaction expenses and net working capital (the “Merger Consideration”) and (ii) up to three $50 million milestone payments contingent on three separate product regulatory approvals, in each case, in accordance with the terms and conditions set forth in the Merger Agreement. A certain portion of options to acquire common stock of Elektrofi held by Elektrofi’s employees will be assumed by Halozyme and converted into options to acquire Halozyme common stock, which will reduce the cash portion of the Merger Consideration payable by Halozyme.

The Merger Agreement contains representations and warranties of the parties customary for a transaction of this type. The Merger Agreement also contains customary covenants and agreements of the parties, including, among others, certain limitations on the conduct of Elektrofi’s business between the date of the Merger Agreement and the earlier of the closing date and the termination of the Merger Agreement on its terms. The consummation of the Merger is subject to customary closing conditions, including, among other things, the expiration or termination of the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The Merger Agreement provides for certain customary termination rights for the parties, including by either party, in the event that the Merger has not consummated on or before the date that is twelve (12) months after the date of the Merger Agreement, subject to a six (6) month extension in certain circumstances. If the Merger Agreement is terminated under certain circumstances, Halozyme will be required to pay Elektrofi a reverse termination fee in cash equal to $36 million.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this current report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of September 30, 2025, by and among Halozyme Therapeutics, Inc., Erraid Merger Sub Inc., Elektrofi, Inc. and Shareholder Representative Services LLC, solely in its capacity as the representative of the securityholders as set forth in the Merger Agreement*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. Halozyme agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request. Certain portions of the exhibit omitted pursuant to Item 601(b)(2) of Regulation S-K. Halozyme agrees to furnish supplementally a copy of an omitted portion to the SEC upon request.

Forward-Looking Statements

This current report contains “forward-looking statements”. All statements, other than statements of historical fact, included herein, including without limitation those regarding Halozyme’s acquisition of Elektrofi and the ability of the parties to consummate the Merger on the proposed terms and contemplated timing are, or may be deemed to be, forward-looking statements. Forward-looking statements are typically, but not always, identified through use of the words “expect,” “believe,” “enable,” “may,” “will,” “could,” “can,” “durable,” “growth,” “innovate,” “develop,” “vision,” “potential,” “intends,” “estimate,” “anticipate,” “plan,” “predict,” “probable,” “possible,” “should,” “continue,” and other words of similar meaning and involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Although Halozyme believes that the expectations reflected in such forward-looking statements are reasonable, investors are cautioned that forward-looking information and statements are subject to various risks and uncertainties, many of which are difficult to predict and generally beyond the control of Halozyme, that could cause actual results and developments to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include among other things, uncertainties concerning future matters such as market conditions, changes in domestic and foreign business changes in the competitive environment in which Halozyme and Elektrofi operate, and financing a potential transaction, inability of the parties to successfully or timely consummate a transaction, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined group or the expected benefits of a transaction, unexpected levels of the combined group’s revenues, expenditures and costs, unexpected results or delays in the growth of the combined group’s business, or in the development, regulatory review or commercialization of the combined group’s partnered or proprietary products, unexpected early expiration or termination of the patent terms for the combined group’s drug delivery technologies, unexpected levels of revenues (including royalty revenue received from the combined group’s collaboration partners and revenues from proprietary product sales), expenditures and costs, unexpected results or delays in the growth of the combined group’s business (including as a result of unexpected conversion rates) or other proprietary product revenues, or in the development, regulatory review or commercialization of the combined group’s partnered products, regulatory approval requirements, unexpected adverse events or patient outcomes and competitive conditions While the list of factors presented here is representative, no list should be considered a statement of all potential risks, uncertainties or assumptions that could have a material adverse effect on Halozyme’s consolidated financial condition or results of operations. These and other factors that may result in differences are discussed in greater detail in Halozyme’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission, including under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. Except as required by law, Halozyme undertakes no obligation to update or revise any forward-looking statements or any other information contained herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALOZYME THERAPEUTICS, INC.

October 3, 2025	By:	/s/ Nicole LaBrosse
	Name:	Nicole LaBrosse
	Title:	Senior Vice President, Chief Financial Officer